UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 7, 2011

Hawthorn Bancshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Missouri	0-23636	431626350
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

300 Southwest Longview Blvd., Lee's Summit, Missouri		64081
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	573.761.6179

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

Hawthorn Bancshares, Inc. held its annual meeting of shareholders on Tuesday, June 7, 2011, at which meeting our shareholders voted upon the following matters:

• The election of two Class I directors to hold office for a term expiring at our 2014 annual meeting of shareholders and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;
• The ratification and approval of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2011; and
• The advisory approval of the compensation of our executives disclosed in the proxy statement prepared with respect to the annual meeting.

Election of Directors

At the annual meeting, Philip D. Freeman and James E. Smith each was elected as a Class I director. The following is a summary of the votes cast at the annual meeting with respect to the election of directors:

Philip D. Freeman
For - 2,227,766
Withhold - 634,484

James E. Smith
For - 1,696,505
Withhold - 1,165,745

There were 623,009 broker non-votes with respect to this matter.

In addition to the two Class I directors elected at the Annual Meeting, the persons continuing their term of office as members of our board of directors are:

Class II Directors (term to expire in 2012)
Charles G. Dudenhoeffer, Jr.
Gus S. Wetzel, II

Class III Directors (term to expire in 2013)
Kevin L. Riley
David T. Turner

Ratification and Approval of Independent Registered Public Accounting Firm

At the annual meeting, the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2011 was ratified and approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

For - 3,078,688
Against - 283,885
Abstain - 122,686

There were no broker non-votes with respect to this matter.

Advisory Approval of the Compensation of our Executives

At the annual meeting, the compensation of our executives disclosed in the proxy statement prepared with respect to the annual meeting was approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

For - 2,280,664
Against - 147,855
Abstain - 433,730

There were 623,010 broker-votes with respect to this matter.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawthorn Bancshares, Inc.

June 7, 2011	By:	David T. Turner

Name: David T. Turner
Title: Chairman, CEO & President

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Exhibit Index

Exhibit No.	Description

99.1	Hawthorn Bancshares Announces Results of 2011 Annual Meeting